UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2024

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Midland Intl. Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

(432) 276-3966

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	ASTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 23, 2024, the Company announced that it had closed its previously announced offering of 32,258,064 shares of Class A Common Stock, raising net proceeds before offering expenses of $94.0 million. The Company has also granted the underwriters a 30-day option to purchase up to an additional 4,838,709 shares of Class A Common Stock, which would raise an additional $14.1 million in net proceeds before offering expenses for the Company if exercised in full. The offering of the shares of Class A Common Stock was registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-268087), which was filed with the Securities and Exchange Commission on October 31, 2022.

In connection with the offering, the Company entered into an Underwriting Agreement, dated January 18, 2024 (the “Underwriting Agreement”), by and among the Company, AST & Science, LLC and UBS Securities LLC and Barclays Capital Inc., as representatives for the several underwriters named therein. The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The description of the Underwriting Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

The opinion of Sullivan & Cromwell LLP, counsel to the Company, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference to the Prospectus Supplement, dated January 18, 2024 and filed with the Securities and Exchange Commission on January 19, 2024.

Forward-Looking Statements

This communication contains “forward-looking statements” that are not historical facts, and involve risks and uncertainties that could cause actual results of the Company to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “would,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) expectations regarding the Company’s strategies and future financial performance, including the Company’s future business plans or objectives, products and services, pricing, marketing plans, operating expenses, market trends, revenues, liquidity, cash flows, uses of cash and capital expenditures; (ii) expected functionality of the SpaceMobile Service; (iii) the timing of the assembly, integration and testing as well as regulatory approvals for the launch of the Company’s Block 1 BB satellites; (iv) anticipated timing and level of deployment of satellites and anticipated developments in technology included in the Company’s satellites; (v) anticipated demand and acceptance of mobile satellite services; (vi) anticipated costs necessary to execute on the Company’s business plan, which costs are preliminary estimates and are subject to change based upon a variety of factors, including but not limited to the Company’s success in deploying and testing its constellation of satellites; (vii) anticipated timing of the Company’s needs for capital or expected incurrence of future costs; (viii) prospective performance and commercial opportunities and competitors; (ix) the Company’s ability to comply with domestic and foreign regulatory regimes and the timing of obtaining regulatory approvals; (x) the Company’s ability to continue to raise funds to finance its operating expenses, working capital and capital expenditures; (xi) commercial partnership acquisition and retention; (xii) the negotiation of definitive agreements with mobile network operators and governmental entities relating to the SpaceMobile Service that would supersede preliminary agreements and memoranda of understanding; (xiii) success in retaining or recruiting, or changes required in, officers, key employees or directors; (xiv) the Company’s expansion plans and opportunities, including the size of its addressable market; (xv) the Company’s ability to invest in growth initiatives and enter into new geographic markets; (xvi) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (xvii) changes in applicable laws or regulations; (xviii) the outcome of any legal proceedings that may be instituted against the Company; (xix) the Company’s ability to deal appropriately with conflicts of interest in the ordinary course of its business; and (xx) other risks and uncertainties indicated in the Company’s filings with the SEC, including those in the Risk Factors section of the Company’s Form 10-K filed with the SEC on March 31, 2023.

The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors incorporated by reference into the Company’s Form 10-K filed with the SEC on March 31, 2023. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement among AST SpaceMobile, Inc., AST & Science, LLC, UBS Securities LLC and Barclays Capital Inc., dated January 18, 2024.
5.1	Opinion of Sullivan & Cromwell LLP.
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2024

AST SPACEMOBILE, INC.

By:	/s/ Sean R. Wallace
Name:	Sean R. Wallace
Title:	Chief Financial Officer